EXHIBIT 10.3

                        FORM OF INDEMNIFICATION AGREEMENT

                  INDEMNIFICATION AGREEMENT, made this ___ day of July, 1998, by
and   between   MedE   America   Corporation,   a  Delaware   corporation   (the
"Corporation"), and ___________________________("Indemnitee").

                                    RECITALS

                  WHEREAS, Indemnitee is currently serving as, or is assuming the position of, a director and/or officer of the Corporation and/or, at the Corporation's request, a director, officer, employee and/or agent of another Corporation, partnership, joint venture, trust or other enterprise, and the Corporation wishes Indemnitee to continue in such capacity(ies);

                  WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and the By-laws of the Corporation (the "By-laws") each provide that the Corporation shall indemnify, to the fullest extent permitted by law, certain persons, including directors and officers of the Corporation, against specified expenses and losses arising out of certain threatened, pending or completed actions, suits or proceedings;

                  WHEREAS, Section 145(f) of the Delaware General Corporation Law (the "DGCL") expressly recognizes that the indemnification provided by
Section 145 of the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office;

                  WHEREAS,  in recognition of  Indemnitee's  need for protection against personal liability in order to induce Indemnitee to serve or continue to serve the Corporation in an effective manner as a director and/or officer of the Corporation and/or, at the Corporation's request, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and, in the case of directors and officers, to supplement or replace the Corporation's directors' and officers' liability insurance coverage, and to provide Indemnitee with specific contractual assurance that the protection promised by the Certificate of Incorporation and By-laws will be available to Indemnitee, the Corporation, with the prior approval of its stockholders, wishes to provide Indemnitee with the benefits contemplated by this Agreement;

                  WHEREAS, as a result of the provision of such benefits, Indemnitee has indicated that he is willing to serve, or continue to serve, as a director and/or officer of the Corporation


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and/or, at the Corporation's  request, as a director,  officer,  employee and/or agent of another corporation, partnership, joint venture, trust or other enterprise;

                  NOW, THEREFORE, , in consideration of the premises and mutual covenants herein contained, the Corporation and Indemnitee hereby agrees as follows:

                  1. Definitions.

                  (a) "Expenses" means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of Indemnitee's counsel, accountants another experts and other out-of-pocket costs) actually and reasonably incurred by Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding unless such matters may be indemnified under applicable provisions of the DGCL.

                  (b) "Proceeding" means, for the purposes of this Agreement, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including actions, suits or proceedings brought by or in the right of the Corporation), in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such director or officer or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director and/or officer of the foreign or domestic corporation which was a predecessor corporation to the Corporation or of another enterprise at the request of such predecessor corporation, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

                  2. Indemnification.

                  (a) Third Party Proceedings. To the fullest extent permitted by law, the Corporation shall indemnify Indemnitee against Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement (if the settlement is approved in advance by the Corporation)) incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Corporation) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of

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the  Corporation,  or, with respect to any criminal  Proceeding,  had reasonable cause to believe that Indemnitee's conduct was unlawful. Notwithstanding the foregoing, no indemnification shall be made in any criminal proceeding where Indemnitee has been adjudged guilty unless a disinterested majority of the directors determines that Indemnitee did not receive, participate in or share in any pecuniary benefit to the detriment of the Corporation and, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses or liabilities.

                   (b) Proceedings by or in the Right of the Corporation. To the fullest extent permitted by law, the Corporation shall indemnify Indemnitee against Expenses incurred by Indemnitee in connection with the defense or settlement of a Proceeding by or in the right of the Corporation to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reason ably believed to be in, or not opposed to, the best interests of the Corporation. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation in the performance of Indemnitee's duty to the Corporation unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses.

                  (c) Scope. Notwithstanding any other provision of this Agreement other than Section 3, the Corporation shall indemnify Indemnitee to the fullest extent permitted by law, notwith standing that such indemnification is not specifically authorized by other provisions of this Agreement, the Certificate of Incorporation, the By-laws or statute.

                  3. Limitations on Indemnification. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

                  (a) Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under Section 102(b)(7) of the DGCL; or

                  (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the DGCL, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if a majority of the disinterested directors has approved the initiation or bringing of such proceeding or claim; or

                   (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

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                  (d) Insured  Claims.  To indemnify  Indemnitee for Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties, and amounts paid in settlement) which have been paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Corporation or another policy of insurance maintained by the Corporation or Indemnitee; or

                  (e) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

                  4. Determination of Right to Indemnification. Upon receipt of a written claim addressed to the Board of Directors for indemnification pursuant to Section 2 of this Agreement, the Corporation shall determine by any of the methods set forth in Section 145(d) of the DGCL whether Indemnitee has met the applicable standards of conduct that make it permissible under applicable law to indemnify Indemnitee. If a claim under Section 2 of this Agreement is not paid in full by the Corporation within ninety days after such written claim has been received by the Corporation, Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, unless such action is dismissed by the court as frivolous or brought in bad faith, Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to make a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct under applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct. The court in which such action is brought shall determine whether Indemnitee or the Corporation shall have the burden of proof concerning whether Indemnitee has or has not met the applicable standard of conduct.

                   5. Advancement and Repayment of Expenses. The Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be paid by the Corporation prior to the final disposition of such Proceeding within thirty days after receiving from Indemnitee copies of invoices presented to Indemnitee for such Expenses and an undertaking by or on behalf of Indemnitee to the Corporation to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. Notwithstanding the foregoing, in a proceeding brought by the Corporation directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Corporation shall not be required to make the advances called for hereby if a majority of the disinterested directors determines that (i) it does not appear that Indemnitee has met the standards of conduct that made it permissible under applicable law to indemnify Indemnitee and (ii) the advancement of Expenses would not be in the best interests of the Corporation and its stockholders.


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                  6. Partial  Indemnification.  If Indemnitee is entitled  under any provision of this Agreement to indemnification or advancement by the Corporation of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Corporation shall nevertheless indemnify or pay advancements to Indemnitee for the portion of such Expenses or liabilities to which Indemnitee is entitled.

                  7. Notice to Corporation by Indemnitee. Indemnitee shall notify the Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided that any delay in so notifying Corporation shall not constitute a waiver by Indemnitee of his rights hereunder. The written notification to the Corporation shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed with the court, if any, in which the Proceeding is pending. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  8. Defense of Claim. In the event that the Corporation shall be obligated under Section 5 hereof to pay the Expenses of any Proceeding against Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be paid by the Corporation.

                  9. Attorneys' Fees. If any legal action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to other amounts to which the prevailing party may be entitled, actual attorneys' fees and court costs as may be awarded by the court.

                  10. Continuation of Obligations. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other


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enterprise, and shall continue thereafter so long as Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

                  11.  Successors  and  Assigns.   This  Agreement   establishes
contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

                  12.      Non-exclusivity.

                  (a) The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of another rights that Indemnitee may have under any provision of law, the
Certificate of Incorporation or By-laws, the vote of the Corporation's stockholders or disinterested directors, other agreements or otherwise, both as to action in his official capacity and action in another capacity while occupying his position as a director or officer of the Corporation.

                  (b) In the event of any changes after the date of this Agreement in any applicable law, statute, or rule that expand the right of Delaware corporation to indemnify its directors and officers, Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded to the fullest extent permitted by such changes. In the event of any changes in any applicable law, statute or rule that narrow the right of a Delaware corporation to indemnify a director and officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  13. Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee that occurred prior to such date if Indemnitee was a director or officer of the Corporation or its predecessor, or was serving at the request of the Corporation or its predecessor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

                  14. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or omit to do any act or thing in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

                  15. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware. To the extent permitted by applicable law, the




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parties  hereby waive any  provisions  of law that render any  provision of this
Agreement unenforceable in any respect.

                  16. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or by nationally recognized overnight courier and receipted for by the party addressed, on the date of such receipt, or (ii) if delivered by facsimile transmission to the recipient followed by a copy sent by mail, on the date of such transmission, or (iii) if mailed by certified or registered mail with postage prepaid to the following address, on the third business day after the mailing date:

                  If to the Corporation:

                           MedE America Corporation
                           90 Merrick Avenue, Suite 501
                           East Meadow, New York  11554
                           Facsimile: 516-542-4508

                           Attn.: General Counsel

                  If to Indemnitee:






or to such other address as either party shall have notified the other party in accordance with this Section 16.

                  17. Mutual Acknowledgment. Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

                  18. Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original.

                  19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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                  IN WITNESS  WHEREOF,  the parties have executed this Agreement as of the day and year first set forth above.

                                           MEDE AMERICA CORPORATION



                                           By
                                             ----------------------------



                                             ----------------------------
                                                Indemnitee


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